Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23 – SUBSEQUENT EVENTS

In February 2026, the Company announced the successful completion of a restructuring of its bank financing aimed at strengthening its financial position and aligning liquidity with the Company’s medium- and long-term business plan. As part of this process, Turbo Energy reached agreements with Bankinter, CaixaBank and BBVA, three of Spain’s leading financial institutions, enabling the conversion of existing bank facilities into long-term financing structures totaling approximately €4.87 million (approximately $5.75 million in U.S. dollars), whose new maturity date will be in 2029. The interest rate applicable in each period shall be the result of adding the relevant reference rate (12-month EURIBOR) plus a margin equivalent to 2% per annum.

The Company carried out several fundraising transactions in the U.S. market through the issuance of ordinary shares represented by American Depositary Securities (ADSs), using placement structures commonly used in that market, including a Registered Direct Offering (RDO) and subsequent placements under an “at-the-market” (ATM) program.

Overall, the transactions described above resulted in the issuance of approximately 7.8 million shares, equivalent to approximately 1.56 million ADSs, for total gross proceeds of $5,045,185, which after direct fees and commissions totals approximately $4,610,337.

These transactions were executed progressively, with trade dates between March 11 and April 13, 2026, and settlement dates between March 13 and April 14, 2026, reflecting a staged fundraising process based on market conditions.